ZEDGE™

we make phones personal

Investor Presentation
30th Annual Roth Conference

-> March 13, 2018

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Safe Harbor Statement

This presentation contains statements that are, or may be considered to be, forward-looking statements. All statements that are not historical facts are forward-looking statements and such forward-looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include:

- statements about Zedge Inc.'s future performance;
- projections of Zedge Inc.'s results of operations or financial condition;
- statements regarding Zedge Inc.'s plans, objectives or goals, including those relating to its strategies ,initiatives, competition, acquisitions, dispositions and/or its products; and

Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," "likely," "continue" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward-looking statements and all such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

Forward-looking statements are based on Zedge Inc.'s current expectations, estimates and assumptions and because forward-looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond Zedge Inc.'s control. Such known and unknown risks, uncertainties and other factors may cause Zedge Inc.'s actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward-looking statements.

These factors include those discussed under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations in Zedge Inc.'s Registration Statement on Form 10 and periodic reports filed with the Securities and Exchange Commission.

Zedge, Inc. cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward-looking statements.

Forward-looking statements speak only as of the date they are made and are statements of current expectations concerning future results, events and conditions and Zedge is under no obligation to update any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Global Leader In Device Personalization



Global Leader In Device Personalization

35 million customers use the Zedge to personalize their phone with awesome wallpapers, ringtones, app icons and widgets, monthly

We're the #1 personalization provider and we're all about the power of self-expression

ZEDGE APP

- Wallpapers
- Lock screens
- Ringtones / Notification sounds
- App icons
- Widgets

- 35MM monthly active users
- Ad supported business model, historically
- High impact media and lots of 1x1 engagement
- Attractive demographics
- Launched beta of Zedge Premium, a marketplace for professional artists in December 2017
- More dominant on Android yet great demand on iOS



Cumulative Installs
300MM
150MM

Milestones + KPI's

We aren't niche

35MM MAU

4.5MM 5-STAR Ratings

Google play

TOP 30 FREE APPS Google Play for 5 years

~100MM Search queries monthly

300MM Installs

TOP 30 iTunes Entertainment

BEST APPS Google Play

1.2 MM Facebook Likes

Source: Google Play, iTunes, Facebook & Company Estimates (March 2018)

Financial Snapshot

KEY FINANCIAL / PERFORMANCE INDICATORS				
Fiscal Year Aug 1 - July 31 & $'000.	Q2 '18	Q1 '18	Q4 '17	Q3 '17
Revenue	**$3,045**	**$2,659**	**$2,547**	**$2,530**
Direct Cost of Revenue	356	372	381	406
Gross Profit	**$2,689**	**$2,287**	**$2,166**	**$2,124**
Gross Margin	88%	86%	85%	84%
Costs & Expenses:				
SG&A	$2,586	$2,972	$2,247	$2,151
D&A	225	157	156	166
(Loss)/Income from Operations	**$ (122)**	**$ (842)**	**$ (237)**	**$ (193)**
Cash + Receivables - Payables	**$ 5,702**	**$ 5,906**	**$ 6,259**	**$ 6,827**
LT Debt	$ 0	$ 0	$ 0	$ 0
Monthly Active Users - MAU (MM)	**35.5**	**33.4**	**31.7**	**31.7**
Average Revenue / MAU	$ 0.0273	$ 0.0256	$ 0.0255	$ 0.0249

NYSE AMERICAN: ZDGE	
Shares Outstanding	10.2MM
Market Capitalization*	$34 MM
Insider Ownership	26.1%
Fiscal Year	July 31st
Spun off from IDT on July 1, 2016	


3.5
3.0
2.5
2.0
1.5
May 2017
Jul 2017
Sep 2017
Nov 2017
Jan 2018
Mar 2018
$3.28
Mar 12, 2018

* As of market close on March 12, 2018


WONDER WOMAN

Brand Reinforcement Through Self Expression

WE'RE THE
TIMES SQUARE BILLBOARD
IN THE PALM OF YOUR HAND


60°F
13:37
NEW YORK

FULLY BRANDED PHONE


Calendar
Camera
Contacts
Email
Facebook
Facebook Messenger
Heart
Instagram
Internet
Kik Messenger
Maps
Messaging
Money
Music
News
Notes
Pandora
Phone
Photos
Radio
Settings
Shopping
Snapchat
Star

WALLPAPERS / RINGTONES
WIDGETS / APP ICONS

Brand Reinforcement Through Self Expression

#Homescreen: Average person sees and hears their phone ~150x daily

Users are highly engaged with the immersive content

We're the Times Square billboard in the palm of your hand

Zedge Collections Fully Themed Home Screen Experience

Highly immersive and engaging



6:41 p.m.
A DOG'S PURPOSE
10:24 a.m.
Wallpapers
CATEGORIES
FEATURED
RECENT
Featured Collections
The Fate of the Furious
Ghost In The Shell
Power Rangers
QuickBooks Self-Employed
Install
5:45
JUSTICE LEAGUE
The Justice League
by Z Studios
61996



Zedge Premium Marketplace For Professional Artists

ZEDGE, Inc. 2018

Zedge Premium Marketplace For Professional Artists

OVERVIEW

- Geared to amateur, semi pro and professional artists
- Promote to 35MM MAU
- Unlocking content keeps to core value proposition
- Classic marketplace split
- Wide variety of content
- Drive more users into Zedge

STATUS

- Freeform acquihire in September 2017 to accelerate rollout
- Launched on iOS in December 2017 and on Android in February 2018
- 60+ creators currently in Zedge Premium
- Next major milestone is self serve platform
- Trends encouraging for conversion, revenue per user and overall revenue but nominal numbers are immaterial
- Interesting learnings

Who Are Our Users? (Android)



Who Are Our Users? (Android)

Demographic targeting based on our 1st party data

OUR USERS ARE:

- ENTERTAINMENT ADDICTS
- SOCIAL INFLUENCERS
- SPORTS FANS
- GAMERS

BY CONTINENT



North America 33%
Asia 18%
ROW 19%
Europe 30%

BY AGE (US)



18-24
25-34
35-44
45-54
55+
0%
25%

BY GENDER (US)



47%
53%

TOP PERSONAS (US)



Video Streaming & Subscriptions
Music Streaming & Subscriptions
Photo & Video Enthusiasts
Sports Fans
Social Influencers
Gamers
40%
80%

OVER INDEXING PERSONAS (US)



Social Influencers
Music Streaming & Subscriptions
Mobile Banking Users
Parents
Video Streaming & Subscriptions
Gamers
6%
12%
18%

Source: Google Analytics, Pushspring / comScore and Company Estimates (January 2018)



Monetization And Financials

Monetization And Financials

Users.
Usage.
Engagement.



PAID SERVICES
PRODUCT INTEGRATIONS
MERCHANDISING
ZEDGE PREMIUM MARKETPLACE
ZEDGE COLLECTIONS
PROGRAMMATIC DISPLAY ADVERTISING

Financials ($ '000)

Quarterly Revenue & MAU During Last 30 Days of Quarter



36 MM
25 MM
14 MM
MAU
Revenue
$3.6
$2.8
$2.0
$1.2
Q1 '14
Q3 '14
Q1 '15
Q3 '15
Q1 '16
Q3 '16
Q1 '17
Q3 '17
Q1 '18

SG&A



$3,000
$2,500
$2,000
$1,500
$1,000
$500
Q1 '14
Q3 '14
Q1 '15
Q3 '15
Q1 '16
Q3 '16
Q1 '17
Q3 '17
Q1 '18

Direct Cost of Revenue as a Percentage of Revenue



92%
90%
88%
86%
84%
82%
Q1 '14
Q3 '14
Q1 '15
Q3 '15
Q1 '16
Q3 '16
Q1 '17
Q3 '17
Q1 '18

Net Income



$1,200
$900
$600
$300
$0
($300)
($600)
($900)
Q1 '14
Q3 '14
Q1 '15
Q3 '15
Q1 '16
Q3 '16
Q1 '17
Q3 '17
Q1 '18

ZEDGE, Inc. 2018

Financials ($ ‘000)

Quarterly Revenue and MAU During Last 30 Days of Quarter


36 MM
25 MM
14 MM
MAU
Revenue
$3.6
$2.8
$2.0
$1.2
Q1 '14
Q3 '14
Q1 '15
Q3 '15
Q1 '16
Q3 '16
Q1 '17
Q3 '17
Q1 '18

Direct Cost of Revenue as a Percentage of Revenue


92%
90%
88%
86%
84%
82%
Q1 '14
Q3 '14
Q1 '15
Q3 '15
Q1 '16
Q3 '16
Q1 '17
Q3 '17
Q1 '18

SG&A


$3,000
$2,500
$2,000
$1,500
$1,000
$500
Q1 '14
Q3 '14
Q1 '15
Q3 '15
Q1 '16
Q3 '16
Q1 '17
Q3 '17
Q1 '18

Net Income


$1,200
$900
$600
$300
$0
($300)
($600)
($900)
Q1 '14
Q3 '14
Q1 '15
Q3 '15
Q1 '16
Q3 '16
Q1 '17
Q3 '17
Q1 '18

Monthly Active Users (MAU)

- Q2 ’18 MAU grew by 6.3% with growth across all regions, globally, but primarily in the emerging markets

Revenue

- Q2 ’18 revenue grew 18.4% YoY / 14.5% QoQ
- 6th consecutive quarter of ARPMAU growth
- Growth factors included more users, changes to user interface, new add units and optimization to viewed ads
- Geographical make up of user base
- Still recovering from being removed from iTunes in early ’16
- We no longer generate revenue from desktop / mobile web

Direct Cost of Revenue as a Percentage of Revenue

- Newly deployed backend
- Redesigned infrastructure
- Phase II infrastructure build underway

iOS

- Zedge Premium is iOS friendly
- Premium ringtones launched in April with modest growth

SG&A

- Cost cutting initiatives expected to generate $1.5-$2.0MM in annual savings
- We are reinvesting savings to build Zedge Premium
- FX exposure

Big Takeaways

2017 Was Dedicated To Building

- Infrastructure
- Zedge Premium
- Fundamental app experience
- We are now starting to see the fruit of our labor

Stable, Sustainable, Organic Growth Story

- More than 300MM app installs
- Customer acquisition is organic
- Marketing expense is de minimus

Valuable Customer Base

- N. America and Europe
- Average Revenue Per Monthly Active User (ARPMAU)
- Incremental benefit from emerging markets

Product

- Core product investments bearing fruit
- Android Go
- Self serve for Zedge Premium

Exciting Growth Opportunities

- Zedge Premium
- Tremendous leverage to growth revenue
- M&A (no assurances that anything will materialize)



Thank You!

Jonathan Reich, CFO
+1.330.577.3424
jonathan.reich@zedge.net